                                                                               EXHIBIT 21.1

                               VECTREN CORPORATION

                                  Subsidiaries

Wholly Owned Subsidiaries:
                                          State of Incorporation/   Doing Business As
Name of Entity                            Jurisdiction
---------------------------------------   -----------------------   -----------------------
|X|   Vectren Utility Holdings, Inc.      Indiana
|X|   Southern Indiana Gas and            Indiana                   Vectren Energy Delivery
      Electric Company, Inc.                                        of Indiana, Inc.
|X|   Indiana Gas Company, Inc.           Indiana, Ohio             Vectren Energy Delivery
                                                                    of Indiana, Inc.
|X|   Vectren Energy Delivery of          Ohio
      Ohio, Inc.
|X|   Vectren Enterprises, Inc.           Indiana
|X|   Vectren Energy Services, Inc.       Indiana
|X|   Vectren Utility Services, Inc.      Indiana
|X|   Vectren Communications, Inc.        Indiana
|X|   Vectren Ventures, Inc.              Indiana
|X|   Vectren Financial Group, Inc.       Indiana
|X|   Vectren Energy Marketing and        Indiana
      Services, Inc.
|X|   Vectren Energy Retail, Inc.         Indiana
|X|   Energy Systems Group, Inc.          Indiana
|X|   Vectren Environmental Services,     Indiana
      Inc.
|X|   Vectren Fuels, Inc.                 Indiana
|X|   Vectren Broadband, Inc.             Indiana
|X|   Vectren Communications Services,    Indiana
      Inc.
|X|   Southern Indiana Properties, Inc.   Indiana
|X|   Vectren Synfuels, Inc.              Indiana
|X|   Energy Realty, Inc.                 Indiana
|X|   Energy Systems Group, LLC           Indiana
|X|   Vectren Retail, LLC                 Indiana, Ohio             Vectren Source
|X|   Vectren Capital Corp.               Indiana
|X|   Vectren Aero, LLC                   Indiana

Less than Wholly Owned Subsidiaries:

                                          State of Incorporation/   Doing Business As
Name of Entity                            Jurisdiction
---------------------------------------   -----------------------   -----------------------
|X|   ProLiance Energy, LLC               Indiana
|X|   Reliant Services, LLC               Indiana
|X|   Haddington Energy Partners, LP      Delaware
|X|   Haddington Energy Partners II, LP   Delaware
|X|   Pace Carbon Synfuels, LP            Delaware